UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 07, 2024

FORTUNE BRANDS INNOVATIONS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-35166	62-1411546
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Lake Cook Road
Deerfield, Illinois		60015-5611
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 847 484-4400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FBIN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Fortune Brands Innovations, Inc., (the "Company") held its Annual Meeting of Stockholders on May 7, 2024. At the Annual Meeting, stockholders voted on the following matters: (i) election of three director nominees to serve as Class I directors for a term of three years expiring at the 2027 Annual Meeting of Stockholders and until their successors are duly elected and qualified; (ii) ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company's independent registered public accounting firm for 2024; (iii) approval, on an advisory basis, of the compensation paid to the Company's named executive officers; and (iv) approval, on an advisory basis, of the frequency with which the Company will hold an advisory vote on the compensation paid to the Company's named executive officers. Set forth below are the voting results for each of these proposals:

Proposal 1: The election of three Class I director nominees for a three-year term expiring at the 2027 Annual Meeting of Stockholders

Director Nominee Name	For	Against	Abstain	Broker Non-Votes
Amee Chande	105,351,997	209,944	157,321	7,943,396
Ann F. Hackett	93,757,502	11,806,385	155,375	7,943,396
Jeffery S. Perry	102,143,229	3,419,013	157,020	7,943,396

Proposal 2: The ratification of the appointment by the Company’s Audit Committee of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2024

For	Against	Abstain
111,764,322	1,771,564	126,772

Proposal 3: An advisory vote to approve compensation paid to the Company’s named executive officers

For	Against	Abstain	Broker Non-Votes
71,423,431	29,074,837	5,220,994	7,943,396

Proposal 4: An advisory vote on the frequency of holding an advisory vote on the compensation paid to the Company’s named executive officers

One Year	Two Years	Three Years	Abstain
102,788,310	127,202	2,608,227	195,523

Consistent with the recommendation of the Board of Directors of the Company as set forth in the Company’s proxy statement filed with the Securities and Exchange Commission on March 22, 2024 and the vote of the Company’s shareholders on this proposal at the Annual Meeting, the Company intends to hold an advisory vote on the compensation of the Company’s named executive officers every year. The Company intends to continue holding such votes annually until the next required vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTUNE BRANDS INNOVATIONS, INC.

Date:	May 10, 2024	By:	/s/ Hiranda S. Donoghue
Hiranda S. Donoghue Executive Vice President, Chief Legal Officer and Corporate Secretary